                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 27, 2001


                                  EZENIA! INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  0-25882                     04-3114212
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


              NORTHWEST PARK, 63 THIRD AVENUE, BURLINGTON, MA 01803
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (781) 229-2000
                                                           --------------


This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements identified or qualified by words such as "likely," "will," "suggests," "may," "would," "could," "should," "expects," "anticipates," "estimates," "plans," "projects," "believes," or similar expressions (and variants of such words or expressions). The forward-looking statements contained herein represent the judgment of Ezenia! Inc. (the "Company)" as of the date of this Current Report on Form 8-K and the Company cautions against the placement of undue reliance on such statements. These statements relate to future events and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including, but not limited to, the risks and uncertainties described or discussed in the Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission on March 12, 2001. These risks include, among others, acquisition and transition challenges and other risks relating to the combination of separate businesses.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
        -------------------------------------

         On March 27, 2001, pursuant to an Asset Purchase Agreement dated as of December 28, 2000 (the "Purchase Agreement"), the Company acquired all of the operating assets and intellectual property used by the Electronic Systems division of General Dynamics Government Systems Corporation ("General Dynamics") in the conduct of its InfoWorkSpace(TM) products and technology business "IWS."

         The InfoWorkSpace(TM) product line is a secure, collaborative, server-based software system to build and organize on-line meeting places where they can meet and collaborate on projects in real-time. Currently, these products are used primarily by government organizations, including Defense Department agencies and the Intelligence Community.

         Pursuant to the Purchase Agreement, the Company paid General Dynamics $12 million in cash and 400,000 shares of the Company's common stock, and has agreed to pay an additional $5 million in cash in installments through January 2002. The 400,000 shares are accompanied by an option allowing General Dynamics to require the Company to repurchase the shares, at a price of $10 per share, in installments beginning in December 2001. The put right expires on December 31, 2002 or at such time as the last reported closing price of the common stock as reported on the Nasdaq National Market has been equal to or greater than $11.00 per-share for fifteen (15) consecutive trading days. The acquisition has been accounted for as a purchase in accordance with APB No. 16 and related interpretations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

(a)      Financial Statements of Business Acquired

         Financial information required by this item is filed as Exhibit 99.1 hereto.

(b)      Pro forma Financial Information

         The following unaudited pro forma condensed combined financial statements give effect to the acquisition of IWS by the Company. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations in future periods or the results that actually would have been realized had the Company and IWS been a combined Company during the specified period. The unaudited pro forma condensed combined statements of operations reflect the results of operations of IWS and the Company for the year ended December 31, 2000 and for the three months ended March 31, 2001, as if the acquisition of IWS by the company had occurred at the beginning of the period presented. The pro forma adjustments are based on available information. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the condensed combined financial statements and are reflected in the accompanying notes.

         The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 is based on the audited consolidated statement of operations of the Company and the audited statement of operations of IWS for the year ended December 31, 2000. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2001 is based on the unaudited condensed consolidated statement of operations of the Company for the three months ended March 31, 2001 and the unaudited statement of operations of IWS for the period from January 1, 2001 to March 27, 2001.

         The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the Company's audited consolidated financial statements and the related notes thereto included in its annual report on Form 10-K for the year ended December 31, 2000 as filed with the SEC, the Company's unaudited condensed consolidated financial statements and the related notes thereto included in its quarterly report on Form 10-Q for the three months ended March 31, 2001, the audited financial statements of IWS for the year ended December 31, 2000 and the unaudited financial statements of IWS for the period from Januuary 1, 2001 to March 27, 2001 included in this filing.

         Pro forma financial information required by this item is filed as
         Exhibit 99.2 hereto.

(c)      Exhibits

Exhibit 2.1 Asset Purchase Agreement, dated as of December 28, 2000 between the Company and General Dynamics, as amended. (Incorporated by reference to Exhibit 10.20 to the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 12, 2001.)

Exhibit 23.1      Consent of Arthur Andersen LLP.

Exhibit 99.1 Audited balance sheet of the InfoWorkSpace license and maintenance business line of the Electronic Systems Division of General Dynamics ("InfoWorkSpace") as of December 31, 1999 and 2000, audited statements of operations, net parent investment and cash flows of InfoWorkSpace for the period from September 1, 1999 through December 31, 1999 and for the year ended December 31, 2000, audited statements of operations, net parent investment and cash flows of the InfoWorkSpace license and maintenance business line of the Electronic Defense Systems Division of GTE Government Systems Corporation for the period from January 1, 1999 through August 31, 1999, the unaudited balance sheet of InfoWorkSpace as of March 27, 2001, the unaudited statements of operations and cash flows of InfoWorkSpace for the three months ended March 31, 2000 and March 27, 2001, the unaudited statements of net parent investment for the three months ended March 27, 2001 and the accompanying notes thereto.

Exhibit 99.2 Unaudited pro forma condensed combined statements of operations of Ezenia! and InfoWorkSpace for the year ended December 31, 2000 and the three months ended March 31, 2001 and the accompanying notes thereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EZENIA! INC.


Dated:  June 11, 2001               By:  /s/ Stephen G. Bassett
                                         ---------------------------------------
                                             Name:    Stephen G. Bassett
                                             Title:   Chief Financial Officer